SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 1999


                            CORDANT TECHNOLOGIES INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                 1-6179                 36-2678716
     ------------------------    -----------            ---------------
     (State of Incorporation)    (Commission             (IRS Employer
                                 File Number)          Identification No.)


15 W. South Temple, Suite 1600
     Salt Lake City, Utah                                  84101-1532
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (801) 933-4000



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ITEM 5.       OTHER EVENTS

      On November 12, 1999, Cordant Technologies Inc. ("Cordant") issued a press release announcing that it had made a proposal to the board of directors of Howmet International Inc. ("Howmet") to acquire all of the outstanding shares of Howmet not currently owned by Cordant for a price of $17.00 per share in cash, and that Cordant had requested that Howmet's board of directors refer the proposal to its Committee of Independent Directors for its review and consideration. Cordant currently owns approximately 84.6% of the outstanding Howmet shares. The text of Cordant's press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits. The following exhibits are filed as part of this report:

               99.1 Press release, dated November 12, 1999, issued by Cordant Technologies Inc.




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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 1999

                                       CORDANT TECHNOLOGIES INC.


                                       By:   /s/  Edwin M. North
                                           Name:  Edwin M. North
                                           Title: Vice President and
                                                  Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit
Number                        Description

  99.1         Press release, dated November 12, 1999, issued by Cordant
               Technologies Inc.